UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21846

Clough Global Opportunities Fund

(exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Secretary

Clough Global Opportunities Fund

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-256-8445

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 – April 30, 2021

Item 1.	Reports to Stockholders.

(a)

Section 19(b) Disclosure

April 30, 2021 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, through December 2019, each Fund paid monthly distributions in an annualized amount of not less than 10% of the respective Fund’s average monthly net asset value (“NAV”). Effective January 1, 2020, the Funds’ managed distribution policy was revised to set the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund’s adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year. Until July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.

Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Until July 2021, each Board may amend, suspend or terminate each Fund’s Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the Investment Company Act of 1940.

The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter & Portfolio Allocation
Clough Global Dividend and Income Fund	2
Clough Global Equity Fund	6
Clough Global Opportunities Fund	10
Statement of Investments
Clough Global Dividend and Income Fund	14
Clough Global Equity Fund	19
Clough Global Opportunities Fund	23
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	29
Statements of Cash Flows	32
Financial Highlights
Clough Global Dividend and Income Fund	34
Clough Global Equity Fund	36
Clough Global Opportunities Fund	38
Notes to Financial Statements	40
Dividend Reinvestment Plan	58
Additional Information
Fund Proxy Voting Policies & Procedures	59
Portfolio Holdings	59
Notice	59
Section 19(A) Notices	59
Investment Advisory Agreement Approval	60

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.cloughglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-226-8017, from 8am to 5pm CT, to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-226-8017.

Clough Global Dividend and Income Fund	Shareholder Letter
April 30, 2021 (Unaudited)

To Our Investors,

For the semi-annual period ending April 30, 2021, the Clough Global Dividend and Income Fund (“GLV” or the “Fund”) had a total net return of 21.60% on net asset value (“NAV”) and 44.91% on market price, compared to 13.15% for the 50% Bloomberg Barclays US Aggregate Index/50% MSCI World Index and 17.34% for the Morningstar Global Allocation Index for the same period.

The Fund had strong performance for the first half of fiscal 2021 (November 1, 2020-April 30,2021). Financials and Information Technology were the largest contributing sectors while hedges and holdings in Fixed Income were the largest detractors.

Top 5 Contributors and Detractors for the Fund's first fiscal half of the year:

Taiwan Semiconductor Manufacturing Co Ltd. continues to be in a very strong position as the leading foundry for the global economy, and is where most of the leading-edge semiconductors will continue to be produced for the foreseeable future. Sany Heavy Industry Co Ltd., a heavy equipment maker in China, was also a top contributor as it is a structural share gainer versus global competitors like Caterpillar Inc. and is a direct beneficiary from fiscal stimulus in China. First American Financial Corp., a market leading title insurer, Bank of America Corp., and mortgage lender PennyMac Financial Services Inc. rounded out the top five positive contributors.

Options on the S&P 500 Index as well as long dated U.S. Treasuries were the top detractors from performance. Short positions in Deutsche Bank, Novocure Ltd., an oncology focused company and Cree Inc., a semiconductor producer, rounded out the bottom five detractors.

On the markets:

After a large run up in growth stocks in 2020 and a significant rotation to value names in the first quarter of 2021, many investors are likely looking for where to allocate their capital going forward. Interest rates have risen from record lows and inflation fears are in the market all while a reopening of the economy from the COVID shutdown kicks into full gear.

At Clough Capital Partners L.P. (“Clough Capital”), we are always looking for attractive profit cycles regardless of the state of the economy, the price of broader market indices, or whether the market favors growth or value stocks. Capital is always on the move, and we try to set up in front of where we believe these flows may turn as we seek returns for our investors. Or, as Wayne Gretzky would say; “don’t skate to the puck, skate to where the puck is going.”

We generally look for profit cycles in three significant areas, among others. First, markets that have seen significant underinvestment that now are entering a demand cycle. The COVID-19 shutdowns created underinvestment in several industries that are now facing a surge in demand. Two such industries are currently aerospace and semiconductors.

Second, we look for profit cycles in disruptive technologies. Finally, we look for new technologies to invest in such as electronic vehicles and the build out in the 5G networks.

Our analysts look for investments in these profit cycles globally. We have dedicated resources to have boots on the ground in China, as we believe it is still the largest consumer growth story on the planet and requires active monitoring and analysis.

Interest Rates and Inflation:

We think the behavior of the recent markets signals the recovery and corresponding rise in rates and inflation expectations may be more difficult to sustain, once the “sugar rush” from spending the stimulus checks runs its course. Even the rally in commodities seems to have faltered, at least temporarily.

Pent up demand for most durable goods like automobiles may be spent. The base effect caused by falling prices during the pandemic will make year-to-year inflation numbers this spring look like we are going back to the 1970s, but we believe that is likely to evaporate in the summer months.

Commodity prices rise because a demand surge happens before supplies can be brought on. Shortages of industrial and agricultural commodities are widespread today but eventually supply and logistical bottlenecks will be resolved, and price pressures relieved. As we write this, things are reportedly speeding up at the Port of Long Beach, California. China was the first economy to recover last spring and its needs for industrial materials soared, but it has now reportedly rebuilt its inventory stocks. The likelihood that the cyclical boom may be temporary might be why several growth and technology stock indexes, which had been range bound since last summer, have been performing well again.

2	www.cloughglobal.com

Clough Global Dividend and Income Fund	Shareholder Letter
April 30, 2021 (Unaudited)

One thing to watch is how bank deposits behave. Baby boomers are the wealthier segment of the population, and they are proving to be world class savers, as evidenced by the rise in bank deposits sitting unused by the banking system.

Households saved a good percentage of last year’s fiscal stimulus and invested it back in bank certificates of deposit (“CDs”). That rise in CDs outstanding, and not spending, is what blew out the money supply measures such as M2. Should the same happen again with the new stimulus checks, the financial markets could turn their attention to a possible slowdown in the economy later in the year. Powerful secular forces, which limit spending and inflation pressures, including demographics, already heavy consumer balance sheets and technology are still at work. And households have a history of treating one-time transfer payments and income subsidies like a temporary tax cut. They generally do not increase spending levels because the effect on incomes is temporary (academics call it the permanent income hypothesis). So, while most of the money went to boost deposits by 25%, bank loans rose only 10%. The American Jobs Plan’s infrastructure program is large in numbers, but it stretches out over eight years and any tax increase will only be further dilutive of spending and investment.

However, as this all plays out, it seems to us that monetary and fiscal actions are currently bullish for stocks, and we still believe a portfolio based upon a balance of growth and value makes the most sense. We see plenty of value plays in cruise lines and other leisure activities that are still well below their pre-COVID highs. We also believe growth stocks in technology and health care, that have been sold during this period of rising rates, will be very attractive once the market gets comfortable that rates have settled into their post-COVID range.

The Hedge Book:

The Fund continues to use the hedge book to attempt to lower volatility as well as protect long term positions from being liquidated at market bottoms. Last year, Eurodollar futures and long duration U.S. Treasuries proved to be a valuable addition to equity shorts in protecting the long book during the sharp selloff in February and March. This year, the Fund has pivoted to using sector specific ETFs along with individual short positions to hedge the portfolio from the sharp market rotation from growth to value. The ability to use multiple strategies to protect the portfolio during times of market volatility remains critical. Having your long book in place as the market recovers is crucial to creating returns for shareholders.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

Semi-Annual Report | April 30, 2021	3

Clough Global Dividend and Income Fund	Shareholder Letter
April 30, 2021 (Unaudited)

The Bloomberg Barclays US Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The Barclays Aggregate Bond index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Fund is subject, and there are significant differences between the Fund’s investments and the components of the indices referenced.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

Morningstar Index: The Morningstar Global Allocation Index represents a multi-asset class portfolio of 60% global equities and 40% global bonds. The asset allocation within each class is driven by Morningstar asset allocation methodology. To maintain broad global exposure and diversification, the index consists of equities & fixed income and utilizes global, float-weighted index methodology to determine allocation to U.S. and non-U.S.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

4	www.cloughglobal.com

Clough Global Dividend and Income Fund	Portfolio Allocation
April 30, 2021 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio

1. Samsung Electronics Co., Ltd.	3.52%
2. PennyMac Financial Services, Inc.	3.47%
3. Annaly Capital Management, Inc.	3.19%
4. Community Healthcare Trust, Inc.	2.75%
5. First American Financial Corp.	2.73%
6. AGNC Investment Corp.	2.41%
7. Taiwan Semiconductor Manufacturing Co., Ltd.	2.18%
8. DR Horton, Inc.	2.14%
9. Equitable Holdings, Inc.	2.11%
10. Lennar Corp.	2.03%

Global Securities Holdings(a)	% of Total Portfolio

United States	74.32%
U.S. Multinationals(b)	11.38%
Taiwan	4.96%
South Korea	3.52%
Hong Kong	2.71%
China	2.69%
Netherlands	0.68%
Germany	0.61%
Other	-0.87%
TOTAL INVESTMENTS	100.00%

Asset Allocation(a)	% of Total Portfolio
Common Stock - US	42.62%
Common Stock - Foreign	25.42%
Exchange Traded Funds	-6.57%
Total Return Swap Contracts	1.42%
Total Equities	62.89%

Corporate Debt	16.55%
Government L/T	14.83%
Preferred Stock	0.81%
Asset-Backed Securities	0.04%
Total Fixed Income	32.23%

Short-Term Investments	2.44%
Future	1.56%
Other (Cash)	0.82%
Purchased & Written Options	0.06%

TOTAL INVESTMENTS	100.00%

Country Allocation(c)	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA

United States	111.5%	-5.3%	116.8%	106.2%
U.S. Multinationals(b)	23.1%	-6.8%	29.9%	16.3%
Taiwan	7.1%	0.0%	7.1%	7.1%
South Korea	5.0%	0.0%	5.0%	5.0%
Hong Kong	3.9%	0.0%	3.9%	3.9%
China	3.8%	0.0%	3.8%	3.8%
Netherlands	1.0%	0.0%	1.0%	1.0%
Germany	1.1%	-0.3%	1.4%	0.8%
Other	0.5%	-1.7%	2.2%	-1.2%
TOTAL INVESTMENTS	157.0%	-14.1%	171.1%	142.9%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.
(c)	Percentages calculated based on the net asset value of the Fund.
(d)	Only long equity and equity-related positions are listed.

Semi-Annual Report | April 30, 2021	5

Clough Global Equity Fund	Shareholder Letter
April 30, 2021 (Unaudited)

To Our Investors,

For the semi-annual period ending April 30, 2021, the Clough Global Equity Fund (“GLQ” or the “Fund”) had a total net return of 37.64% on net asset value (“NAV”) and 55.55% on market price, compared to 29.39% for the MSCI World Index for the same period.

The Fund had strong performance for the first half of fiscal 2021 (November 1, 2020-April 30, 2021). Health Care, Financials and Information Technology were the largest contributing sector while hedges and holdings in Fixed Income were the largest detractors.

Top 5 Contributors and Detractors for the Fund's first fiscal half of the year:

Among the top five positive contributors in the period, two health care investments, CRISPR Therapeutics and the ETFMG Alternative Harvest exchange-traded fund (“ETF”) were among the top gainers. Alternative Harvest is comprised of investments in the cannabis market which rallied as the incoming Biden administration is expected to be supportive of wide legalization and relaxing of regulatory barriers to the industry. First American Financial Corp., a market leading title insurer, Bank of America Corp., and Carnival Corp. rounded out the top five positive contributors.

Options on the S&P 500 Index as well as long dated U.S. Treasuries were top detractors from performance. A long position in AbCellera Biologics Inc., a specialty life sciences company, was also a detractor during the period. We continue to hold the name as we believe their development opportunities are significant. Short positions Cree Inc., a semiconductor producer, and Deutsche Bank rounded out the bottom five detractors.

On the Markets:

After a large run up in growth stocks in 2020 and a significant rotation to value names in the first quarter of 2021, many investors are likely looking for where to allocate their capital going forward. Interest rates have risen from record lows and inflation fears are in the market all while a reopening of the economy from the COVID shutdown kicks into full gear.

At Clough Capital Partners L.P. (“Clough Capital”), we are always looking for attractive profit cycles regardless of the state of the economy, the price of broader market indices, or whether the market favors growth or value stocks. Capital is always on the move, and we try to set up in front of where we believe these flows may turn as we seek returns for our investors. Or, as Wayne Gretzky would say; “don’t skate to the puck, skate to where the puck is going.”

We generally look for profit cycles in three significant areas, among others. First, markets that have seen significant underinvestment that now are entering a demand cycle. The COVID-19 shutdowns created underinvestment in several industries that are now facing a surge in demand. Two such industries are currently aerospace and semiconductors.

Second, we look for profit cycles in disruptive technologies. Finally, we look for new technologies to invest in such as electronic vehicles and the build out in the 5G networks.

Our analysts look for investments in these profit cycles globally. We have dedicated resources to have boots on the ground in China, as we believe it is still the largest consumer growth story on the planet and requires active monitoring and analysis.

Interest Rates and Inflation:

We think the behavior of the recent markets signals the recovery and corresponding rise in rates and inflation expectations may be more difficult to sustain, once the “sugar rush” from spending the stimulus checks runs its course. Even the rally in commodities seems to have faltered, at least temporarily.

Pent up demand for most durable goods like automobiles may be spent. The base effect caused by falling prices during the pandemic will make year- to-year inflation numbers this spring look like we are going back to the 1970s, but we believe that is likely to evaporate in the summer months.

Commodity prices rise because a demand surge happens before supplies can be brought on. Shortages of industrial and agricultural commodities are widespread today but eventually supply and logistical bottlenecks will be resolved, and price pressures relieved. As we write this, things are reportedly speeding up at the Port of Long Beach, California. China was the first economy to recover last spring and its needs for industrial materials soared, but it has now reportedly rebuilt its inventory stocks. The likelihood that the cyclical boom may be temporary might be why several growth and technology stock indexes, which had been range bound since last summer, have been performing well again.

6	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter
April 30, 2021 (Unaudited)

One thing to watch is how bank deposits behave. Baby boomers are the wealthier segment of the population, and they are proving to be world class savers, as evidenced by the rise in bank deposits sitting unused by the banking system.

Households saved a good percentage of last year’s fiscal stimulus and invested it back in bank certificates of deposit (“CDs”). That rise in CDs outstanding, and not spending, is what blew out the money supply measures such as M2. Should the same happen again with the new stimulus checks, the financial markets could turn their attention to a possible slowdown in the economy later in the year. Powerful secular forces, which limit spending and inflation pressures, including demographics, already heavy consumer balance sheets and technology are still at work. And households have a history of treating one-time transfer payments and income subsidies like a temporary tax cut. They generally do not increase spending levels because the effect on incomes is temporary (academics call it the permanent income hypothesis). So, while most of the money went to boost deposits by 25%, bank loans rose only 10%. The American Jobs Plan’s infrastructure program is large in numbers, but it stretches out over eight years and any tax increase will only be further dilutive of spending and investment.

However, as this all plays out, it seems to us that monetary and fiscal actions are currently bullish for stocks, and we still believe a portfolio based upon a balance of growth and value makes the most sense. We see plenty of value plays in cruise lines and other leisure activities that are still well below their pre-COVID highs. We also believe growth stocks in technology and healthcare, that have been sold during this period of rising rates, will be very attractive once the market gets comfortable that rates have settled into their post-COVID range.

The Hedge Book:

The Fund continues to use the hedge book to attempt to lower volatility as well as protect long term positions from being liquidated at market bottoms. Last year, Eurodollar futures and long duration U.S. Treasuries proved to be a valuable addition to equity shorts in protecting the long book during the sharp selloff in February and March. This year, the Fund has pivoted to using sector specific ETFs along with individual short positions to hedge the portfolio from the sharp market rotation from growth to value. The ability to use multiple strategies to protect the portfolio during times of market volatility remains critical. Having your long book in place as the market recovers is crucial to creating returns for shareholders.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Equity Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

Semi-Annual Report | April 30, 2021	7

Clough Global Equity Fund	Shareholder Letter
April 30, 2021 (Unaudited)

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Fund is subject, and there are significant differences between the Fund’s investments and the components of the indices referenced.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

8	www.cloughglobal.com

Clough Global Equity Fund	Portfolio Allocation
April 30, 2021 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio

1. Annaly Capital Management, Inc.	2.76%
2. Carnival Corp.	2.67%
3. Royal Caribbean Cruises Ltd.	2.67%
4. First American Financial Corp.	2.56%
5. Samsung Electronics Co., Ltd.	2.42%
6. Micron Technology, Inc.	2.33%
7. PennyMac Financial Services, Inc.	2.30%
8. Equitable Holdings, Inc.	2.20%
9. Applied Materials, Inc.	1.99%
10. AGNC Investment Corp.	1.95%

Global Securities Holdings(a)	% of Total Portfolio

United States	67.13%
U.S. Multinationals(b)	15.84%
Taiwan	4.51%
China	4.38%
South Korea	2.42%
Canada	1.86%
Hong Kong	1.52%
Switzerland	1.29%
Germany	0.76%
Netherlands	0.67%
Other	-0.38%
TOTAL INVESTMENTS	100.00%

Asset Allocation(a)	% of Total Portfolio

Common Stock - US	61.62%
Common Stock - Foreign	36.24%
Exchange Traded Funds	-7.05%
Total Return Swap Contracts	1.57%
Total Equities	92.38%

Government L/T	2.35%
Total Fixed Income	2.35%

Short-Term Investments	3.08%
Future	1.27%
Other (Cash)	0.61%
Purchased & Written Options	0.31%

TOTAL INVESTMENTS	100.00%

Country Allocation(c)	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA

United States	98.8%	-5.3%	104.1%	93.5%
U.S. Multinationals(b)	29.4%	-7.3%	36.7%	22.1%
Taiwan	6.3%	0.0%	6.3%	6.3%
China	6.1%	0.0%	6.1%	6.1%
South Korea	3.4%	0.0%	3.4%	3.4%
Canada	2.6%	0.0%	2.6%	2.6%
Hong Kong	2.1%	0.0%	2.1%	2.1%
Switzerland	2.7%	-0.9%	3.6%	1.8%
Germany	1.3%	-0.3%	1.6%	1.0%
Netherlands	0.9%	0.0%	0.9%	0.9%
Other	0.0%	-0.5%	0.5%	-0.5%
TOTAL INVESTMENTS	153.6%	-14.3%	167.9%	139.3%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.
(c)	Percentages calculated based on the net asset value of the Fund.
(d)	Only long equity and equity-related positions are listed.

Semi-Annual Report | April 30, 2021	9

Clough Global Opportunities Fund	Shareholder Letter
April 30, 2021 (Unaudited)

To Our Investors,

For the semi-annual period ending April 30, 2021, the Clough Global Opportunities Fund (“GLO” or the “Fund”) had a total net return of 35.06% on net asset value (“NAV”) and 55.00% on market price compared to 21.07% for the 75% MSCI World Index/25% Bloomberg Barclays US Aggregate Index and 17.34% for the Morningstar Global Allocation Index for the same period.

The Fund had strong performance for the first half of fiscal 2021 (November 1, 2020-April 30,2021). Health Care, Financials and Information Technology were the largest contributing sectors while hedges and holdings in Fixed Income were the largest detractors.

Top 5 Contributors and Detractors for the Fund's first fiscal half of the year:

Among the top five positive contributors in the period, three health care investments, CRISPR Therapeutics, ETFMG Alternative Harvest exchange-traded fund (“ETF”) and GW Pharmaceuticals Plc were among the top gainers. Alternative Harvest is comprised of investments in the cannabis market which rallied as the incoming Biden administration is expected to be supportive of wide legalization and relaxing of regulatory barriers to the industry. GW Pharmaceuticals Plc is a specialty pharmaceutical company using genetically modified cannabis plants for the treatment of pediatric seizures. The stock rose when Jazz Pharmaceuticals Plc offered to acquire the company at a 50% premium to its market price. GW Pharmaceutical’s Epidiolex was the first plant-derived cannabinoid prescription medicine and is the only U.S. Food and Drug Administration (“FDA”) approved form of cannabidiol. Carnival Corp. and Bank of America Corp. rounded out the top five positive contributors.

Options on the S&P 500 Index as well as long dated U.S. Treasuries were the top detractors to performance. A long position in AbCellera Biologics Inc., a specialty life sciences company, was also a detractor during the period. We continue to hold the name as we believe their development opportunities are significant. Short positions in Deutsche Bank and Cree Inc., a semiconductor producer, rounded out the bottom five detractors.

On the Markets:

After a large run up in growth stocks in 2020 and a significant rotation to value names in the first quarter of 2021, many investors are likely looking for where to allocate their capital going forward. Interest rates have risen from record lows and inflation fears are in the market all while a reopening of the economy from the COVID shutdown kicks into full gear.

At Clough Capital Partners L.P. (“Clough Capital”), we are always looking for attractive profit cycles regardless of the state of the economy, the price of broader market indices, or whether the market favors growth or value stocks. Capital is always on the move, and we try to set up in front of where we believe these flows may turn as we seek returns for our investors. Or, as Wayne Gretzky would say; “don’t skate to the puck, skate to where the puck is going.”

We generally look for profit cycles in three significant areas, among others. First, markets that have seen significant underinvestment that now are entering a demand cycle. The COVID-19 shutdowns created underinvestment in several industries that are now facing a surge in demand. Two such industries are currently aerospace and semiconductors.

Second, we look for profit cycles in disruptive technologies. The Fund’s holdings of Carvana Co., the leading online auto retailer, and CRISPR Therapeutics, the groundbreaking gene editing company fit, this profile. Finally, we look for new technologies to invest in such as electronic vehicles and the build out in the 5G networks.

Our analysts look for investments in these profit cycles globally. We have dedicated resources to have boots on the ground in China, as we believe it is still the largest consumer growth story on the planet and requires active monitoring and analysis.

Interest Rates and Inflation:

We think the behavior of the recent markets signals the recovery and corresponding rise in rates and inflation expectations may be more difficult to sustain, once the “sugar rush” from spending the stimulus checks runs its course. Even the rally in commodities seems to have faltered, at least temporarily.

Pent up demand for most durable goods like automobiles may be spent. The base effect caused by falling prices during the pandemic will make year- to-year inflation numbers this spring look like we are going back to the 1970s, but we believe that is likely to evaporate in the summer months.

10	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter
April 30, 2021 (Unaudited)

Commodity prices rise because a demand surge happens before supplies can be brought on. Shortages of industrial and agricultural commodities are widespread today but eventually supply and logistical bottlenecks will be resolved, and price pressures relieved. As we write this, things are reportedly speeding up at the Port of Long Beach, California. China was the first economy to recover last spring and its needs for industrial materials soared, but it has now reportedly rebuilt its inventory stocks. The likelihood that the cyclical boom may be temporary might be why several growth and technology stock indexes, which had been range bound since last summer, have been performing well again.

One thing to watch is how bank deposits behave. Baby boomers are the wealthier segment of the population, and they are proving to be world class savers, as evidenced by the rise in bank deposits sitting unused by the banking system.

Households saved a good percentage of last year’s fiscal stimulus and invested it back in bank certificates of deposit (“CDs”). That rise in CDs outstanding, and not spending, is what blew out the money supply measures such as M2. Should the same happen again with the new stimulus checks, the financial markets could turn their attention to a possible slowdown in the economy later in the year. Powerful secular forces, which limit spending and inflation pressures, including demographics, already heavy consumer balance sheets and technology are still at work. And households have a history of treating one-time transfer payments and income subsidies like a temporary tax cut. They generally do not increase spending levels because the effect on incomes is temporary (academics call it the permanent income hypothesis). So, while most of the money went to boost deposits by 25%, bank loans rose only 10%. The American Jobs Plan’s infrastructure program is large in numbers, but it stretches out over eight years and any tax increase will only be further dilutive of spending and investment.

However, as this all plays out, it seems to us that monetary and fiscal actions are currently bullish for stocks, and we still believe a portfolio based upon a balance of growth and value makes the most sense. We see plenty of value plays in cruise lines and other leisure activities that are still well below their pre-COVID highs. We also believe growth stocks in technology and healthcare that have been sold during this period of rising rates will be very attractive once the market gets comfortable that rates have settled into their post-COVD range.

The Hedge Book:

The Fund continues to use the hedge book to attempt to lower volatility as well as protect long term positions from being liquidated at market bottoms. Last year, Eurodollar futures and long duration U.S. Treasuries proved to be a valuable addition to equity shorts in protecting the long book during the sharp selloff in February and March. This year, the fund has pivoted to using sector specific ETFs along with individual short positions to hedge the portfolio from the sharp market rotation from growth to value. The ability to use multiple strategies to protect the portfolio during times of market volatility remains critical. Having your long book in place as the market recovers is crucial to creating returns for shareholders.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Opportunities Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

Semi-Annual Report | April 30, 2021	11

Clough Global Opportunities Fund	Shareholder Letter
April 30, 2021 (Unaudited)

The Bloomberg Barclays US Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The Barclays Aggregate Bond index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Fund is subject, and there are significant differences between the Fund’s investments and the components of the indices referenced.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

Morningstar Index: The Morningstar Global Allocation Index represents a multi-asset class portfolio of 60% global equities and 40% global bonds. The asset allocation within each class is driven by Morningstar asset allocation methodology. To maintain broad global exposure and diversification, the index consists of equities & fixed income and utilizes global, float-weighted index methodology to determine allocation to U.S. and non-U.S.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

12	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation
April 30, 2021 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio

1. Annaly Capital Management, Inc.	2.79%
2. Royal Caribbean Cruises Ltd.	2.71%
3. Carnival Corp.	2.69%
4. PennyMac Financial Services, Inc.	2.53%
5. Samsung Electronics Co., Ltd.	2.43%
6. Micron Technology, Inc.	2.33%
7. Equitable Holdings, Inc.	2.20%
8. First American Financial Corp.	2.16%
9. Applied Materials, Inc.	1.99%
10. Booking Holdings, Inc.	1.90%

Global Securities Holdings(a)	% of Total Portfolio

United States	66.54%
U.S. Multinationals(b)	15.95%
China	4.88%
Taiwan	4.55%
South Korea	2.43%
Canada	1.87%
Hong Kong	1.52%
Switzerland	1.26%
Germany	0.76%
Netherlands	0.68%
Other	-0.44%
TOTAL INVESTMENTS	100.00%

Asset Allocation(a)	% of Total Portfolio

Common Stock - US	58.31%
Common Stock - Foreign	34.88%
Exchange Traded Funds	-7.05%
Total Return Swap Contracts	1.60%
Total Equities	87.74%

Corporate Debt	4.99%
Government L/T	1.96%
Total Fixed Income	6.95%

Short-Term Investments	2.99%
Future	1.29%
Other (Cash)	0.72%
Purchased & Written Options	0.31%

TOTAL INVESTMENTS	100.00%

Country Allocation(c)	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA

United States	98.8%	-5.3%	104.1%	93.5%
U.S. Multinationals(b)	29.8%	-7.4%	37.2%	22.4%
China	6.8%	0.0%	6.8%	6.8%
Taiwan	6.4%	0.0%	6.4%	6.4%
South Korea	3.4%	0.0%	3.4%	3.4%
Canada	2.6%	0.0%	2.6%	2.6%
Hong Kong	2.1%	0.0%	2.1%	2.1%
Switzerland	2.6%	-0.9%	3.5%	1.7%
Germany	1.3%	-0.3%	1.6%	1.0%
Netherlands	1.0%	0.0%	1.0%	1.0%
Other	0.0%	-0.6%	0.6%	-0.6%
TOTAL INVESTMENTS	154.8%	-14.5%	169.3%	140.3%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.
(c)	Percentages calculated based on the net asset value of the Fund.
(d)	Only long equity and equity-related positions are listed.

Semi-Annual Report | April 30, 2021	13

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 101.91%
Consumer Discretionary 6.87%
ANTA Sports Products, Ltd.	50,000	$897,943
DR Horton, Inc.(a)(b)	30,900	3,037,161
Lennar Corp. - Class A(a)	27,800	2,880,080
		6,815,184

Financials 34.69%(c)
AGNC Investment Corp.(a)(b)	190,350	3,412,975
Annaly Capital Management, Inc.(a)(b)	497,100	4,513,668
Bank of America Corp.(a)(b)	60,101	2,435,894
Barings BDC, Inc.(a)	168,100	1,744,878
Citigroup, Inc.(a)(b)	24,636	1,755,069
Equitable Holdings, Inc.(a)(b)	87,500	2,995,125
First American Financial Corp.(a)(b)	59,990	3,869,355
Golub Capital BDC, Inc.(a)	94,975	1,487,308
Hong Kong Exchanges and Clearing, Ltd.	36,000	2,178,237
JPMorgan Chase & Co.(a)	9,980	1,535,024
PennyMac Financial Services, Inc.(a)	81,730	4,920,963
Redwood Trust, Inc.(a)	191,500	2,127,565
Sixth Street Specialty Lending, Inc.(a)(b)	64,370	1,434,164
		34,410,225

Health Care 22.41%
AbbVie, Inc.(a)(b)	8,510	948,865
Anthem, Inc.(a)(b)	5,515	2,092,336
Eli Lilly & Co.(a)(b)	9,213	1,683,860
Humana, Inc.(a)(b)	4,625	2,059,235
Johnson & Johnson(a)(b)	14,700	2,392,131
McKesson Corp.(a)(b)	12,825	2,405,457
Merck & Co., Inc.(a)(b)	20,900	1,557,050
Pfizer, Inc.(a)(b)	67,000	2,589,550
Thermo Fisher Scientific, Inc.(a)(b)	5,260	2,473,410
UnitedHealth Group, Inc.(a)	4,515	1,800,582
Zoetis, Inc.(a)(b)	12,855	2,224,300
		22,226,776

Industrials 3.89%
TransDigm Group, Inc.(a)(d)	4,012	2,462,325
Xinyi Glass Holdings, Ltd.	392,000	1,390,312
		3,852,637

Information Technology 24.93%
Applied Materials, Inc.(a)	20,590	2,732,499
BE Semiconductor Industries NV	11,871	960,789
Hon Hai Precision Industry Co., Ltd.	446,000	1,852,146
Infineon Technologies AG	27,836	1,123,286
Intel Corp.(a)(b)	25,000	1,438,250
Lam Research Corp.(a)(b)	4,020	2,494,209
Mastercard, Inc. - Class A(a)	5,992	2,289,304
MediaTek, Inc.	49,100	2,082,966

	Shares	Value
Information Technology (continued)
Samsung Electronics Co., Ltd.	68,054	$4,986,201
Taiwan Semiconductor Manufacturing Co., Ltd.	144,000	3,093,116
Visa, Inc. - Class A(a)	7,180	1,676,961
		24,729,727

Real Estate 9.12%
Community Healthcare Trust, Inc.(a)	76,400	3,890,288
Physicians Realty Trust(a)	41,600	779,168
Ventas, Inc.(a)	39,520	2,191,779
Welltower, Inc.(a)	29,120	2,184,874
		9,046,109

TOTAL COMMON STOCKS
(Cost $77,906,024)		101,080,658

PREFERRED STOCKS 1.16%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(e)	21,200	555,440
Trinity Capital, Inc., 01/16/2025 7.000%(a)(b)(f)	22,400	591,920

TOTAL PREFERRED STOCKS
(Cost $1,090,000)		1,147,360

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.11%
Call Options Purchased 0.03%
Eurodollar Future Option
12/14/21, $100, $359,331,363	1,441	9,006
12/14/21, $99.875, $523,661,250	2,100	26,250

Total Call Options Purchased
(Cost $1,006,039)		35,256

Put Options Purchased 0.08%
Invesco QQQ Trust Series 1™
05/21/21, $306, $37,178,900	1,100	79,200

Total Put Options Purchased
(Cost $1,137,725)		79,200

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 19.97%
Communication Services
Alphabet, Inc.
08/15/2050, 2.050%	$1,000,000	840,582

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2021 (Unaudited)

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary
Amazon.com, Inc.
06/03/2050, 2.500%(a)	$1,000,000	$900,588
Carvana Co.
10/01/2025, 5.625%(f)	500,000	515,625
10/01/2028, 5.875%(a)(b)(f)	1,000,000	1,039,810
Marriott International, Inc.
Series AA, 12/01/2028, 4.650%	270,000	302,677
Melco Resorts Finance, Ltd.
07/21/2028, 5.750%(f)	250,000	269,229
Toll Brothers Finance Corp.
11/01/2029, 3.800%(a)	500,000	533,625
		3,561,554

Consumer Staples
Molson Coors Beverage Co.
07/15/2026, 3.000%	300,000	321,886

Financials
Blackstone Holdings Finance Co. LLC
10/02/2027, 3.150%(f)	500,000	545,708
Fidelity National Financial, Inc.
03/15/2031, 2.450%(a)	950,000	935,409
Goldman Sachs Group, Inc.
01/27/2032, 1D US SOFR + 1.09%(g)	1,000,000	950,696
JPMorgan Chase & Co.
10/15/2030, 1D US SOFR + 1.51%(g)	500,000	513,415
Main Street Capital Corp.
07/14/2026, 3.000%(a)	600,000	606,370
Nationstar Mortgage Holdings, Inc.
12/15/2030, 5.125%(f)	500,000	495,455
SLR Investment Corp.
01/20/2023, 4.500%	500,000	520,585
USB Capital IX
Perpetual Maturity, 3M US L + 1.020%(e)(g)	270,000	263,250
		4,830,888

Health Care
Amgen, Inc.
02/21/2030, 2.450%(a)(b)	400,000	405,683
Eli Lilly & Co.
03/15/2029, 3.375%(a)(b)	400,000	440,853
05/15/2050, 2.250%	1,000,000	851,415
Johnson & Johnson
09/01/2040, 2.100%	500,000	456,946
09/01/2060, 2.450%(a)	1,350,000	1,201,199
Novartis Capital Corp.
08/14/2050, 2.750%	500,000	481,392

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Regeneron Pharmaceuticals, Inc.
09/15/2030, 1.750%	$500,000	$466,238
		4,303,726

Industrials
FedEx Corp.
01/15/2044, 5.100%	400,000	497,807
IHS Markit, Ltd.
05/01/2029, 4.250%	300,000	340,262
Johnson Controls International PLC / Tyco Fire & Security Finance SCA
09/15/2030, 1.750%	350,000	331,439
Masco Corp.
02/15/2028, 1.500%	1,000,000	968,203
		2,137,711

Information Technology
Apple, Inc.
08/20/2060, 2.550%(a)	1,360,000	1,199,113
Microsoft Corp.
06/01/2050, 2.525%	700,000	653,197
		1,852,310

Real Estate
Equinix, Inc.
11/18/2029, 3.200%(a)	1,000,000	1,056,182
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(h)	750,000	785,250
Times China Holdings, Ltd.
06/04/2021, 7.850%(h)	111,111	111,454
		1,952,886

TOTAL CORPORATE BONDS
(Cost $19,766,687)		19,801,543

CONVERTIBLE CORPORATE BONDS 3.68%
Financials
Ares Capital Corp.
02/01/2022, 3.750%(a)(b)	550,000	570,350
Starwood Property Trust, Inc.
04/01/2023, 4.375%(a)	977,000	1,039,333
Two Harbors Investment Corp.
01/15/2022, 6.250%	314,000	321,850
		1,931,533

Health Care
Gossamer Bio, Inc.
06/01/2027, 5.000%(a)	1,070,000	931,569

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	15

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2021 (Unaudited)

Description/Maturity Date/Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS (continued)
Teladoc Health, Inc.
06/01/2027, 1.250%(a)(b)(f)	$700,000	$786,187
		1,717,756

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $3,616,899)		3,649,289

ASSET-BACKED SECURITIES 0.06%
United States Small Business Administration
Series 2008-20L, Class 1,
12/01/2028, 6.220%(a)(b)	51,686	57,891

TOTAL ASSET-BACKED SECURITIES
(Cost $51,686)		57,891

GOVERNMENT & AGENCY OBLIGATIONS 21.17%
U.S. Treasury Bonds
11/15/2040, 1.375%	1,500,000	1,307,344
08/15/2049, 2.250%	2,500,000	2,478,467
U.S. Treasury Notes
02/28/2025, 1.125%(a)	3,900,000	3,984,627
02/28/2027, 1.125%(a)	6,600,000	6,626,426
11/15/2027, 2.250%(a)	6,200,000	6,604,816

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $21,501,363)		21,001,680

	Shares	Value
SHORT-TERM INVESTMENTS 3.48%
Money Market Funds 3.48%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class
(0.027% 7-day yield)	3,452,774	3,452,774

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,452,774)		3,452,774

Total Investments - 151.54%
(Cost $129,529,197)		150,305,651

Liabilities in Excess of Other Assets - (51.54%)(i)		(51,119,413)

NET ASSETS - 100.00%		$99,186,238

SCHEDULE OF SECURITIES SOLD SHORT(d)	Shares	Value
COMMON STOCKS (4.73%)
Consumer Discretionary (1.74%)
DoorDash, Inc. - Class A	(12,090)	$(1,730,925)

Financials (0.97%)
Deutsche Bank AG	(18,700)	(261,800)
Mediobanca Banca di Credito Finanziario SpA	(40,686)	(459,898)
Societe Generale S.A.	(8,443)	(240,266)
		(961,964)

Health Care (1.01%)
Novocure, Ltd.	(4,910)	(1,002,131)

Information Technology (1.01%)
Temenos AG	(6,803)	(998,941)

TOTAL COMMON STOCKS
(Proceeds $3,818,508)		(4,693,961)

EXCHANGE TRADED FUNDS (9.39%)
Invesco QQQ ™ Trust Series 1	(15,200)	(5,137,448)
iShares® Nasdaq Biotechnology ETF	(10,500)	(1,623,720)
iShares® U.S. Healthcare Providers ETF	(9,710)	(2,551,694)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $8,831,383)		(9,312,862)

TOTAL SECURITIES SOLD SHORT
(Proceeds $12,649,891)		$(14,006,823)

See Notes to the Financial Statements.

16	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2021 (Unaudited)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of April 30, 2021 was 0.05%

LIBOR Rates:

3M US L - 3 Month LIBOR as of April 30, 2021 was 0.18%

SOFR Rates:

1D SOFR as of April 30, 2021 was 0.01%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of April 30, 2021, the aggregate value of those securities was $98,588,842, representing 99.40% of net assets. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan as of April 30, 2021.
(c)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.
(d)	Non-income producing security.
(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(f)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2021, these securities had an aggregate value of $4,243,934 or 4.28% of net assets.
(g)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(h)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2021, the aggregate value of those securities was $896,704, representing 0.90% of net assets.
(i)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	17

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2021 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	969	June 2021	$241,801,838	$1,221,656	$1,221,656
					$241,801,838	$1,221,656	$1,221,656

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Upfront Premiums Paid/(Received)	Net Unrealized Depreciation
Morgan Stanley	Zoomlion Heavy Industry Science	$2,203,179	1D FEDEF - 250 bps	1D FEDEF	01/03/2022	$2,010,520	$–	$(192,659)
TOTAL		$2,203,179				$2,010,520	$–	$(192,659)

*	Payment made when swap contract closes.

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Invesco QQQ Trust Series 1™	Morgan Stanley	05/21/2021	$290	(1,100)	$(37,178,900)	$(29,700)
					$(37,178,900)	$(29,700)

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
April 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 140.76%
Communication Services 6.50%
Alphabet, Inc. - Class C(a)(b)(c)	2,368	$5,707,164
ViacomCBS, Inc. - Class B(b)	85,800	3,519,516
Walt Disney Co.(a)(b)	27,790	5,169,496
		14,396,176

Consumer Discretionary 22.44%
ANTA Sports Products, Ltd.	112,000	2,011,393
Booking Holdings, Inc.(a)(b)	2,376	5,859,406
Boyd Gaming Corp.(a)(b)	29,200	1,931,580
Carnival Corp.(a)(b)(c)	294,900	8,245,404
Carvana Co.(a)(b)	19,810	5,651,001
DR Horton, Inc.(b)	47,700	4,688,433
Lennar Corp. - Class A(b)	42,900	4,444,440
Royal Caribbean Cruises Ltd.(a)(b)(c)	94,720	8,235,904
Sands China, Ltd.(a)	738,400	3,507,703
Six Flags Entertainment Corp.(a)(b)	72,500	3,406,050
Tesla, Inc.(a)(b)(c)	2,475	1,755,864
		49,737,178

Financials 26.48%(d)
AGNC Investment Corp.(b)(c)	336,380	6,031,293
Annaly Capital Management, Inc.(b)(c)	940,200	8,537,016
Bank of America Corp.(b)(c)	127,135	5,152,782
Barings BDC, Inc.	120,846	1,254,381
Citigroup, Inc.(b)(c)	49,162	3,502,301
Equitable Holdings, Inc.(b)	198,900	6,808,347
First American Financial Corp.(b)(c)	122,690	7,913,505
Golub Capital BDC, Inc.(b)	128,561	2,013,265
Hong Kong Exchanges and Clearing, Ltd.	77,500	4,689,260
JPMorgan Chase & Co.(b)	21,370	3,286,920
PennyMac Financial Services, Inc.(b)	117,880	7,097,555
Sixth Street Specialty Lending, Inc.(b)(c)	107,880	2,403,566
		58,690,191

Health Care 44.15%(d)
1Life Healthcare, Inc.(a)(b)(c)	117,000	5,090,670
AbbVie, Inc.(b)	16,080	1,792,920
AbCellera Biologics, Inc.(a)(b)(c)	136,800	3,645,720
Acadia Healthcare Co., Inc.(a)(b)	62,800	3,825,776
Amphivena Therapeutics, Inc. - Series C(a)(e)(f)(g)(h)	334,425	1,431,065
Anthem, Inc.(b)(c)	11,705	4,440,760
Apellis Pharmaceuticals, Inc.(a)(b)(c)	86,997	4,408,138
Arcellx, Inc. - Series B(a)(e)(f)(g)(h)	421,845	884,609
Arcellx, Inc. - Series C(a)(e)(f)(g)(h)	78,692	165,017
Centrexion Therapeutics Corp.(a)(f)(g)(h)	4,336	52,843
Centrexion Therapeutics Corp.(a)(e)(f)(g)(h)	66,719	813,105

	Shares	Value
Health Care (continued)
Checkmate Pharmaceuticals, Inc.(a)(b)(c)	277,572	$2,009,621
Community Health Systems, Inc.(a)(b)	215,640	2,404,386
Covetrus, Inc.(a)(b)	98,900	2,833,485
CRISPR Therapeutics AG(a)(b)	34,660	4,549,818
Hologic, Inc.(a)(b)	37,940	2,486,967
Humana, Inc.(b)	10,225	4,552,579
Idorsia, Ltd.(a)	21,806	564,938
Jazz Pharmaceuticals PLC(a)(b)	26,620	4,376,328
Johnson & Johnson(b)(c)	31,150	5,069,040
McKesson Corp.(b)(c)	29,090	5,456,120
Merck & Co., Inc.(b)	45,600	3,397,200
Pfizer, Inc.(b)	146,200	5,650,630
Repare Therapeutics, Inc.(a)(b)	64,600	2,112,420
Thermo Fisher Scientific, Inc.(b)(c)	11,630	5,468,775
UnitedHealth Group, Inc.(b)	10,240	4,083,712
Universal Health Services, Inc. - Class B(b)	27,370	4,061,982
Veracyte, Inc.(a)(b)(c)	54,710	2,721,823
Vertex Pharmaceuticals, Inc.(a)(b)(c)	11,735	2,560,577
Zai Lab, Ltd. - ADR(a)(b)(c)	19,040	3,164,638
Zoetis, Inc.(b)(c)	21,910	3,791,087
		97,866,749

Industrials 6.96%
Lyft, Inc. - Class A(a)(b)(c)	79,500	4,424,970
TransDigm Group, Inc.(a)(b)	9,114	5,593,626
Uber Technologies, Inc.(a)(b)	98,900	5,416,753
		15,435,349

Information Technology 28.82%(d)
Applied Materials, Inc.(b)	46,310	6,145,800
BE Semiconductor Industries NV	25,738	2,083,127
Crowdstrike Holdings, Inc. - Class A(a)(b)	8,010	1,670,165
Dynatrace, Inc.(a)(b)	35,630	1,854,185
Hon Hai Precision Industry Co., Ltd.	940,000	3,903,627
Infineon Technologies AG	72,796	2,937,588
Intel Corp.(b)	55,100	3,169,903
Lam Research Corp.(b)	7,485	4,644,068
Mastercard, Inc. - Class A(b)	13,624	5,205,185
MediaTek, Inc.	109,500	4,645,312
Micron Technology, Inc.(a)(b)	83,600	7,195,452
Samsung Electronics Co., Ltd.	102,009	7,474,027
SMART Global Holdings, Inc.(a)(b)	46,700	2,155,205
Taiwan Semiconductor Manufacturing Co., Ltd.	251,000	5,391,473
Twilio, Inc. - Class A(a)(b)	4,425	1,627,515
Visa, Inc. - Class A(b)	16,190	3,781,336
		63,883,968

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	19

Clough Global Equity Fund	Statement of Investments
April 30, 2021 (Unaudited)

	Shares	Value
Information Technology (continued)
Community Healthcare Trust, Inc.(b)	44,950	$2,288,854
Ventas, Inc.(b)	87,490	4,852,196
Welltower, Inc.(b)	64,480	$4,837,934
		11,978,984

TOTAL COMMON STOCKS
(Cost $258,036,356)		311,988,595

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.46%
Call Options Purchased 0.38%
CRISPR Therapeutics AG
07/16/21, $130, $6,104,055	465	774,225
Eurodollar Future Option
12/14/21, $100, $654,077,838	2,623	16,394
12/14/21, $99.875, $997,450,000	4,000	50,000

Total Call Options Purchased
(Cost $2,651,938)		840,619

Put Options Purchased 0.08%
Invesco QQQ Trust Series 1™
05/21/21, $306, $84,497,500	2,500	180,000

Total Put Options Purchased
(Cost $2,585,739)		180,000

Description/Maturity Date/Rate	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 3.27%
U.S. Treasury Bonds
11/15/2040, 1.375%	$3,200,000	2,789,000
08/15/2049, 2.250%	4,500,000	4,461,240

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $7,335,122)		7,250,240

	Shares	Value
SHORT-TERM INVESTMENTS 4.29%
Money Market Funds 4.29%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class
(0.027% 7-day yield)	9,518,755	9,518,755

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,518,755)		9,518,755

	Shares	Value
SHORT-TERM INVESTMENTS (continued)
Total Investments - 148.78%
(Cost $280,127,910)		$329,778,209

Liabilities in Excess of Other Assets - (48.78%)(i)		(108,130,218)

NET ASSETS - 100.00%		$221,647,991

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (4.40%)
Consumer Discretionary (1.75%)
DoorDash, Inc. - Class A	(27,130)	(3,884,202)

Financials (0.80%)
Deutsche Bank AG	(42,900)	(600,600)
Mediobanca Banca di Credito Finanziario SpA	(67,513)	(763,140)
Societe Generale S.A.	(14,196)	(403,981)
		(1,767,721)

Health Care (0.99%)
Novocure, Ltd.	(10,685)	(2,180,809)

Information Technology (0.86%)
Temenos AG	(13,022)	(1,912,127)

TOTAL COMMON STOCKS
(Proceeds $7,956,248)		(9,744,859)

EXCHANGE TRADED FUNDS (9.82%)
Invesco QQQ ™ Trust Series 1	(34,300)	(11,593,057)
iShares® Nasdaq Biotechnology ETF	(29,280)	(4,527,859)
iShares® U.S. Healthcare Providers ETF	(21,470)	(5,642,108)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $20,531,587)		(21,763,024)

TOTAL SECURITIES SOLD SHORT
(Proceeds $28,487,835)		$(31,507,883)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of April 30, 2021 was 0.05%

See Notes to the Financial Statements.

20	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
April 30, 2021 (Unaudited)

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of April 30, 2021, the aggregate value of those securities was $234,685,059, representing 105.88% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2021.
(d)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.
(e)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2021, these securities had an aggregate value of $3,293,796 or 1.49% of net assets.
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2021, these securities had an aggregate value of $3,346,639 or 1.51% of net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2021, these securities had an aggregate value of $3,346,639 or 1.51% of total net assets.
(i)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	21

Clough Global Equity Fund	Statement of Investments
April 30, 2021 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	1,653	June 2021	$412,485,488	$2,241,673	$2,241,673
					$412,485,488	$2,241,673	$2,241,673

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Upfront Premiums Paid/(Received)	Net Unrealized Appreciation
Morgan Stanley	Zoomlion Heavy Industry Science	$3,980,980	1D FEDEF - 250 bps	1D FEDEF	01/03/2022	$4,844,628	$–	$863,648
TOTAL		$3,980,980				$4,844,628	$–	$863,648

*	Payment made when swap contract closes.

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Invesco QQQ Trust Series 1™	Morgan Stanley	05/21/2021	$290	(2,500)	$(84,497,500)	$(67,500)
					$(84,497,500)	$(67,500)

See Notes to the Financial Statements.

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
April 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 135.44%
Communication Services 5.40%
Alphabet, Inc. - Class C(a)(b)(c)	2,604	$6,275,952
ViacomCBS, Inc. - Class B	168,400	6,907,768
Walt Disney Co.(a)(b)	54,790	10,192,036
		23,375,756

Consumer Discretionary 22.20%
ANTA Sports Products, Ltd.	221,000	3,968,910
Booking Holdings, Inc.(a)(b)	4,684	11,551,119
Boyd Gaming Corp.(a)(b)	57,400	3,797,010
Carnival Corp.(a)(b)(c)	585,440	16,368,903
Carvana Co.(a)(b)	38,978	11,118,864
DR Horton, Inc.(b)	82,900	8,148,241
Lennar Corp. - Class A(b)	73,699	7,635,216
Royal Caribbean Cruises Ltd.(a)(b)(c)	189,747	16,498,502
Sands China, Ltd.(a)	1,454,800	6,910,897
Six Flags Entertainment Corp.(a)(b)	142,700	6,704,046
Tesla, Inc.(a)(b)(c)	4,910	3,483,350
		96,185,058

Financials 25.07%(d)
AGNC Investment Corp.(b)(c)	564,280	10,117,540
Annaly Capital Management, Inc.(b)(c)	1,872,100	16,998,668
Bank of America Corp.(b)(c)	236,821	9,598,355
Barings BDC, Inc.(b)	244,400	2,536,872
Citigroup, Inc.(b)(c)	97,491	6,945,259
Equitable Holdings, Inc.(b)	391,200	13,390,776
First American Financial Corp.(b)(c)	204,270	13,175,415
Golub Capital BDC, Inc.(b)	124,896	1,955,871
Hong Kong Exchanges and Clearing, Ltd.	153,400	9,281,710
JPMorgan Chase & Co.(b)	39,597	6,090,415
PennyMac Financial Services, Inc.(b)	255,992	15,413,278
Sixth Street Specialty Lending, Inc.(b)(c)	140,907	3,139,408
		108,643,567

Health Care 42.57%(d)
1Life Healthcare, Inc.(a)(b)(c)	234,300	10,194,393
AbbVie, Inc.(b)	32,030	3,571,345
AbCellera Biologics, Inc.(a)(b)(c)	268,700	7,160,855
Acadia Healthcare Co., Inc.(a)(b)(c)	124,240	7,568,701
Amphivena Therapeutics, Inc. - Series C(a)(e)(f)(g)(h)	780,326	3,339,155
Anthem, Inc.(b)(c)	23,165	8,788,569
Apellis Pharmaceuticals, Inc.(a)(b)(c)	172,216	8,726,185
Arcellx, Inc. - Series B(a)(e)(f)(g)(h)	969,881	2,033,841
Arcellx, Inc. - Series C(a)(e)(f)(g)(h)	180,924	379,398
Centrexion Therapeutics Corp.(a)(f)(g)(h)	14,166	172,641
Centrexion Therapeutics Corp.(a)(e)(f)(g)(h)	217,952	2,656,181

	Shares	Value
Health Care (continued)
Checkmate Pharmaceuticals, Inc.(a)(b)(c)	560,446	$4,057,629
Covetrus, Inc.(a)(b)	196,700	5,635,455
CRISPR Therapeutics AG(a)(b)	68,398	8,978,605
Hologic, Inc.(a)(b)	75,690	4,961,480
Humana, Inc.(b)	20,085	8,942,645
Jazz Pharmaceuticals PLC(a)(b)	52,720	8,667,168
Johnson & Johnson(b)	61,670	10,035,559
McKesson Corp.(b)(c)	57,265	10,740,623
Merck & Co., Inc.(b)	90,300	6,727,350
Pfizer, Inc.(b)	289,400	11,185,310
Repare Therapeutics, Inc.(a)(b)(c)	128,479	4,201,263
Thermo Fisher Scientific, Inc.(b)(c)	22,843	10,741,464
UnitedHealth Group, Inc.(b)	20,160	8,039,808
Universal Health Services, Inc. - Class B(b)(c)	53,855	7,992,621
Vertex Pharmaceuticals, Inc.(a)(b)(c)	23,503	5,128,355
Zai Lab, Ltd. - ADR(a)(b)(c)	38,440	6,389,112
Zoetis, Inc.(b)(c)	43,020	7,443,751
		184,459,462

Industrials 7.01%
Lyft, Inc. - Class A(a)(b)	156,350	8,702,441
TransDigm Group, Inc.(a)(b)	17,913	10,993,925
Uber Technologies, Inc.(a)(b)	194,800	10,669,196
		30,365,562

Information Technology 27.92%(d)
Applied Materials, Inc.(b)(c)	91,170	12,099,171
BE Semiconductor Industries NV	50,903	4,119,877
Crowdstrike Holdings, Inc. - Class A(a)(b)(c)	8,825	1,840,101
Dynatrace, Inc.(a)(b)	69,930	3,639,157
Hon Hai Precision Industry Co., Ltd.	1,859,000	7,720,044
Infineon Technologies AG	143,305	5,782,887
Intel Corp.(b)	108,500	6,242,005
Lam Research Corp.(b)	10,940	6,787,723
Mastercard, Inc. - Class A(b)	26,795	10,237,298
MediaTek, Inc.	215,900	9,159,113
Micron Technology, Inc.(a)(b)(c)	165,000	14,201,550
Samsung Electronics Co., Ltd.	202,152	14,811,334
SMART Global Holdings, Inc.(a)(b)	92,200	4,255,030
Taiwan Semiconductor Manufacturing Co., Ltd.	505,000	10,847,385
Twilio, Inc. - Class A(a)(b)(c)	4,895	1,800,381
Visa, Inc. - Class A(b)	31,920	7,455,235
		120,998,291

Real Estate 5.27%
Community Healthcare Trust, Inc.(b)	74,261	3,781,370
Ventas, Inc.(b)	172,120	9,545,775

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	23

Clough Global Opportunities Fund	Statement of Investments
April 30, 2021 (Unaudited)

	Shares	Value
Real Estate (continued)
Welltower, Inc.(b)	126,880	$9,519,807
		22,846,952

TOTAL COMMON STOCKS
(Cost $489,105,146)		586,874,648

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.47%
Call Options Purchased 0.39%
CRISPR Therapeutics AG
07/16/21, $130, $12,050,586	918	1,528,470
Eurodollar Future Option
12/14/21, $100, $1,322,369,338	5,303	33,144
12/14/21, $99.875, $1,969,963,750	7,900	98,750

Total Call Options Purchased
(Cost $5,268,072)		1,660,364

Put Options Purchased 0.08%
Invesco QQQ Trust Series 1™
05/21/21, $306, $168,995,000	5,000	360,000

Total Put Options Purchased
(Cost $5,171,479)		360,000

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 6.60%
Communication Services
Alphabet, Inc.
08/15/2050, 2.050%(b)	$4,300,000	3,614,505

Consumer Discretionary
Amazon.com, Inc.
06/03/2050, 2.500%	2,700,000	2,431,588

Health Care
AbbVie, Inc.
03/15/2035, 4.550%	2,000,000	2,370,865
Johnson & Johnson
09/01/2040, 2.100%	3,000,000	2,741,678
09/01/2060, 2.450%	2,500,000	2,224,442
Novartis Capital Corp.
08/14/2050, 2.750%	1,000,000	962,784
		8,299,769

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Industrials
FedEx Corp.
01/15/2044, 5.100%(b)	$1,700,000	$2,115,680
IHS Markit, Ltd.
05/01/2029, 4.250%	2,000,000	2,268,410
		4,384,090

Information Technology
Apple, Inc.
08/20/2060, 2.550%(b)	4,980,000	4,390,870
Microsoft Corp.
06/01/2050, 2.525%	3,000,000	2,799,415
		7,190,285

Real Estate
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(i)	2,250,000	2,355,750
Times China Holdings, Ltd.
06/04/2021, 7.850%(i)	333,333	334,362
		2,690,112

TOTAL CORPORATE BONDS
(Cost $28,831,189)		28,610,349

CONVERTIBLE CORPORATE BONDS 0.41%
Financials
Starwood Property Trust, Inc.
04/01/2023, 4.375%	1,200,000	1,276,560
Two Harbors Investment Corp.
01/15/2022, 6.250%	500,000	512,500
		1,789,060

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,712,362)		1,789,060

GOVERNMENT & AGENCY OBLIGATIONS 2.76%
U.S. Treasury Bonds
11/15/2040, 1.375%	6,300,000	5,490,844
08/15/2049, 2.250%	6,500,000	6,444,013

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $12,066,719)		11,934,857

	Shares	Value
SHORT-TERM INVESTMENTS 4.19%
Money Market Funds 4.19%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class
(0.027% 7-day yield)	18,173,014	18,173,014

See Notes to the Financial Statements.

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
April 30, 2021 (Unaudited)

Shares	Value
SHORT-TERM INVESTMENTS (continued)

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,173,014)	$18,173,014

Total Investments - 149.87%
(Cost $560,327,981)	649,402,292

Liabilities in Excess of Other Assets - (49.87%)(j)	(216,093,160)

NET ASSETS - 100.00%	$433,309,132

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (4.52%)
Consumer Discretionary (1.76%)
DoorDash, Inc. - Class A	(53,370)	(7,640,983)

Financials (0.88%)
Deutsche Bank AG	(84,619)	(1,184,666)
Mediobanca Banca di Credito Finanziario SpA	(157,505)	(1,780,374)
Societe Generale S.A.	(30,516)	(868,406)
		(3,833,446)

Health Care (1.00%)
Novocure, Ltd.	(21,150)	(4,316,715)

Information Technology (0.88%)
Temenos AG	(25,918)	(3,805,753)

TOTAL COMMON STOCKS
(Proceeds $15,996,834)		(19,596,897)

EXCHANGE TRADED FUNDS (9.90%)
Invesco QQQ ™ Trust Series 1	(67,600)	(22,848,124)
iShares® Nasdaq Biotechnology ETF	(57,855)	(8,946,697)
iShares® U.S. Healthcare Providers ETF	(42,260)	(11,105,518)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $40,469,493)		(42,900,339)

TOTAL SECURITIES SOLD SHORT
(Proceeds $56,466,327)		$(62,497,236)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of April 30, 2021 was 0.05%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of April 30, 2021, the aggregate value of those securities was $462,086,241, representing 106.64% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2021.
(d)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.
(e)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2021, these securities had an aggregate value of $8,408,575 or 1.94% of net assets.
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2021, these securities had an aggregate value of $8,581,216 or 1.98% of net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2021, these securities had an aggregate value of $8,581,216 or 1.98% of total net assets.
(i)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2021, the aggregate value of those securities was $2,690,112, representing 0.62% of net assets.
(j)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	25

Clough Global Opportunities Fund	Statement of Investments
April 30, 2021 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	3,322	June 2021	$828,963,575	$4,465,400	$4,465,400
					$828,963,575	$4,465,400	$4,465,400

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Upfront Premiums Paid/(Received)	Net Unrealized Appreciation
Morgan Stanley	Zoomlion Heavy Industry Science	$7,941,137	1D FEDEF - 250 bps	1D FEDEF	01/03/2022	$9,719,906	$–	$1,778,769
TOTAL		$7,941,137				$9,719,906	$–	$1,778,769

*	Payment made when swap contract closes.

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Invesco QQQ Trust Series 1™	Morgan Stanley	05/21/2021	$290	(5,000)	$(168,995,000)	$(135,000)
					$(168,995,000)	$(135,000)

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Funds	Statements of Assets and Liabilities
April 30, 2021 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$150,305,651	$329,778,209	$649,402,292
Cash	108,188	200,028	442,983
Foreign currency, at value (Cost $8, $– and $7)	8	–	7
Deposit with broker for futures contracts	1,221,656	2,241,673	4,465,400
Deposit with broker for securities sold short	13,652,806	29,541,761	58,174,838
Deposit with broker for total return swap contracts	1,141,111	3,004,712	6,386,481
Deposit with broker for written options	47,369	105,679	210,322
Unrealized appreciation on total return swap contracts	–	863,648	1,778,769
Dividends receivable	63,308	116,451	218,385
Interest receivable	286,296	37,049	290,517
Receivable for investments sold	1,838	335,508	672,972
Other assets	2,736	2,751	2,781
Deferred offering costs	35,479	35,479	42,676
Total Assets	166,866,446	366,262,948	722,088,423

LIABILITIES:

Notes payable and other debt	50,537,331	107,579,467	212,657,086
Variation margin payable for futures contracts	1,022,259	1,902,181	3,783,366
Securities sold short, at value (Proceeds $12,649,891, $28,487,835 and $56,466,327)	14,006,823	31,507,883	62,497,236
Written options, at value (Premiums received $747,484, $1,698,827 and $3,397,654)	29,700	67,500	135,000
Payable for investments purchased	1,738,477	3,131,735	8,808,082
Unrealized depreciation on total return swap contracts	192,659	–	–
Payable for total return swap contracts payments	17,593	56,840	114,436
Accrued investment advisory fee	95,299	271,322	592,970
Accrued administration fee	39,757	97,717	190,771
Other payables and accrued expenses	310	312	344
Total Liabilities	67,680,208	144,614,957	288,779,291
Net Assets	$99,186,238	$221,647,991	$433,309,132
Cost of Investments	$129,529,197	$280,127,910	$560,327,981

COMPOSITION OF NET ASSETS:

Paid-in capital	$87,844,973	$157,273,660	$320,821,987
Distributable earnings/(Accumulated loss)	11,341,265	64,374,331	112,487,145
Net Assets	$99,186,238	$221,647,991	$433,309,132
Shares of common stock outstanding of no par value, unlimited shares authorized	8,415,040	13,230,829	32,224,412
Net asset value per share	$11.79	$16.75	$13.45

* Securities Loaned, at value	$39,657,504	$85,710,169	$174,182,876

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	27

Clough Global Funds	Statements of Operations
For the six months ended April 30, 2021 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $34,993, $42,091 and $83,659)	$1,417,842	$2,220,236	$4,015,190
Interest on investment securities	373,590	33,892	406,860
Hypothecated securities income (See Note 6)	10,187	42,112	83,638
Total Income	1,801,619	2,296,240	4,505,688

EXPENSES:

Investment advisory fee	553,583	1,535,375	3,366,629
Administration fee	230,886	551,410	1,082,820
Interest on loan	230,301	464,784	918,479
Trustees fee	71,799	71,799	71,799
Dividend expense - short sales	55,317	110,128	219,465
Other expenses	172	147	205
Total Expenses	1,142,058	2,733,643	5,659,397
Net Investment Income/(Loss)	659,561	(437,403)	(1,153,709)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	7,640,817	32,669,775	63,705,490
Futures contracts	1,281,953	2,177,585	4,375,766
Securities sold short	(3,243,020)	(6,316,622)	(12,635,512)
Written options	302,914	171,145	146,207
Total return swap contracts	3,109,966	6,862,539	13,708,529
Foreign currency transactions	(14,825)	(38,265)	(75,506)
Net realized gain	9,077,805	35,526,157	69,224,974
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	11,626,831	32,588,654	58,590,552
Futures contracts	(1,115,176)	(1,879,513)	(3,776,250)
Securities sold short	(1,394,511)	(3,102,933)	(6,340,230)
Written options	717,784	1,631,327	3,262,654
Total return swap contracts	(1,539,875)	(2,203,418)	(4,372,591)
Translation of assets and liabilities denominated in foreign currencies	552	1,578	2,209
Net change in unrealized appreciation	8,295,605	27,035,695	47,366,344
Net Realized and Unrealized Gain	17,373,410	62,561,852	116,591,318
Net Increase in Net Assets Attributable to Common Shares from Operations	$18,032,971	$62,124,449	$115,437,609

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2021 (Unaudited)	For the Year Ended October 31, 2020

COMMON SHAREHOLDERS OPERATIONS:

Net investment income	$659,561	$1,015,242
Net realized gain/(loss)	9,077,805	(13,521,501)
Net change in unrealized appreciation	8,295,605	5,996,960
Net Increase/(Decrease) in Net Assets From Operations	18,032,971	(6,509,299)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(4,947,812)	(1,688,271)
Tax return of capital	–	(8,474,985)
Net Decrease in Net Assets from Distributions	(4,947,812)	(10,163,256)

CAPITAL SHARE TRANSACTIONS
Reinvestment of dividends	85,021	–
Offering costs(a)	–	18,333
Net Increase in Net Assets From Share Transactions	85,021	18,333

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	13,170,180	(16,654,222)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	86,016,058	102,670,280
End of period	$99,186,238	$86,016,058

(a)	Offering expenses in fiscal year relate to offering from prior fiscal year.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	29

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2021 (Unaudited)	For the Year Ended October 31, 2020

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(437,403)	$(1,187,190)
Net realized gain	35,526,157	1,379,695
Net change in unrealized appreciation	27,035,695	15,430,483
Net Increase in Net Assets From Operations	62,124,449	15,622,988

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(10,018,383)	(17,436,909)
Net Decrease in Net Assets from Distributions	(10,018,383)	(17,436,909)

CAPITAL SHARE TRANSACTIONS
Offering costs(a)	–	18,856
Net Increase in Net Assets From Share Transactions	–	18,856

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	52,106,066	(1,795,065)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	169,541,925	171,336,990
End of period	$221,647,991	$169,541,925

(a)	Offering expenses in fiscal year relate to offering from prior fiscal year.

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2021 (Unaudited)	For the Year Ended October 31, 2020

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(1,153,709)	$(2,442,073)
Net realized gain	69,224,974	10,206,130
Net change in unrealized appreciation	47,366,344	24,234,871
Net Increase in Net Assets From Operations	115,437,609	31,998,928

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(19,792,233)	(27,266,481)
Tax return of capital	–	(7,249,086)
Net Decrease in Net Assets from Distributions	(19,792,233)	(34,515,567)

CAPITAL SHARE TRANSACTIONS
Offering costs(a)	(97,505)	–
Net Decrease in Net Assets From Share Transactions	(97,505)	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	95,547,871	(2,516,639)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	337,761,261	340,277,900
End of period	$433,309,132	$337,761,261

(a)	Offering expenses in fiscal year relate to offering from prior fiscal year.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	31

Clough Global Funds	Statements of Cash Flows
For the six months ended April 30, 2021 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$18,032,971	$62,124,449	$115,437,609
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(103,993,069)	(289,982,255)	(609,034,955)
Proceeds from disposition of investment securities	108,461,969	295,484,385	616,878,902
Proceeds from securities sold short transactions	17,680,007	41,756,387	82,435,646
Cover securities sold short transactions	(18,104,037)	(37,629,061)	(75,226,580)
Premiums received from written options transactions	1,084,735	2,569,819	5,151,103
Premiums paid on closing written options transactions	(34,338)	(677,532)	(1,553,843)
Proceeds from purchased options transactions	2,043,594	5,420,616	10,759,182
Purchased options transactions	(2,701,918)	(9,209,332)	(17,567,495)
Net proceeds from/(purchases of) short-term investment securities	651,658	(6,211,517)	(8,514,793)
Net realized (gain)/loss on:
Investment securities	(7,640,817)	(32,669,775)	(63,705,490)
Securities sold short	3,243,020	6,316,622	12,635,512
Written options	(302,914)	(171,145)	(146,207)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(11,626,831)	(32,588,654)	(58,590,552)
Securities sold short	1,394,511	3,102,933	6,340,230
Written options	(717,784)	(1,631,327)	(3,262,654)
Total return swap contracts	1,539,875	2,203,418	4,372,591
Net amortization/(accretion) of premiums/discounts	149,398	74,567	272,106
(Increase)/Decrease in assets:
Dividends receivable	3,824	14,168	30,177
Interest receivable	(39,647)	57,248	104,635
Deferred offering costs	(35,479)	(35,479)	62,137
Other assets	(2,736)	(2,751)	(2,781)
Increase/(Decrease) in liabilities:
Interest due on loan payable	(2,747)	6,454	12,251
Variation margin payable for futures contracts	999,559	1,862,656	3,703,903
Payable for total return swap contracts payments	(23,049)	(46,349)	(92,617)
Interest payable - margin account	(2,869)	(5,236)	(10,737)
Accrued investment advisory fee	4,309	45,601	95,140
Accrued administration fee	1,779	16,529	30,534
Other payables and accrued expenses	(4,820)	(16,870)	133
Net cash provided by (used in) operating activities	10,058,154	10,178,569	20,613,087

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan payable	–	15,500,000	30,000,000
Reinvestment of dividends	85,021	–	–
Offering costs	–	–	(97,505)
Cash distributions paid	(4,947,812)	(10,018,383)	(19,792,233)
Net cash used in financing activities	(4,862,791)	5,481,617	10,110,262

Net Change in Cash, Restricted Cash and Foreign Rates on Cash	5,195,363	15,660,186	30,723,349

Cash and restricted cash, beginning of year	$10,975,775	$19,433,667	$38,956,682
Cash and restricted cash, end of year	$16,171,138	$35,093,853	$69,680,031

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows
For the six months ended April 30, 2021 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$233,048	$458,330	$906,228

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$293,873	$413,608	$470,621
Foreign Currency, at value	8	13	7
Deposit with broker
Futures	520,895	903,229	1,816,307
Securities sold short	6,870,791	11,915,140	23,968,068
Total return swaps	3,290,208	6,201,677	12,701,679

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$108,188	$200,028	$442,983
Foreign Currency, at value	8	–	7
Deposit with broker
Futures	1,221,656	2,241,673	4,465,400
Securities sold short	13,652,806	29,541,761	58,174,838
Total return swaps	1,141,111	3,004,712	6,386,481
Written options	47,369	105,679	210,322

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	33

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Six Months Ended April 30, 2021 (Unaudited)		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.23		$12.21	$12.54	$14.76	$13.79		$15.65
Income from investment operations:
Net investment income/(loss)*	0.08		0.12	0.16	0.22	0.12		(0.01)
Net realized and unrealized gain/(loss) on investments	2.07		(0.89)	1.08	(1.15)	2.14		(0.46)
Total Income/(Loss) from Investment Operations	2.15		(0.77)	1.24	(0.93)	2.26		(0.47)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.59)		(0.20)	(0.06)	–	(0.37)		–
Net realized gains	–		–	(0.53)	(0.17)	–		(0.59)
Tax return of capital	–		(1.01)	(0.64)	(1.23)	(0.92)		(0.80)
Total Distributions to Common Shareholders	(0.59)		(1.21)	(1.23)	(1.40)	(1.29)		(1.39)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–		–	(0.34)	0.11	(0.00	)(2)	–
Total Capital Share Transactions	–		–	(0.34)	0.11	(0.00	)(2)	–
Net asset value - end of period	$11.79		$10.23	$12.21	$12.54	$14.76		$13.79
Market price - end of period	$11.99		$8.73	$10.96	$11.28	$14.16		$11.62

Total Investment Return - Net Asset Value:(3)	21.60%		(4.91)%	11.75%	(5.18)%	17.89%		(1.14)%
Total Investment Return - Market Price:(4)	44.91%		(9.59)%	11.51%	(11.10)%	34.22%		(4.14)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$99,186		$86,016	$102,670	$87,880	$153,233		$143,319
Ratios to average net assets attributable to common shareholders:
Total expenses	2.37	%(5)	2.98%	3.66%	3.48%	2.94%		3.65%
Total expenses excluding interest expense and dividends on short sales expense	1.78	%(5)	1.89%	1.85%	1.84%	1.99%		2.09%
Net investment income/(loss)	1.37	%(5)	1.10%	1.30%	1.55%	0.87%		(0.08)%
Portfolio turnover rate(6)	75%		229%	253%	109%	149%		205%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$50,500		$50,500	$49,500	$55,000	$72,000		$72,000
Asset Coverage Per $1,000	$2,964		$2,703	$3,074	$2,598	$3,128		$2,991

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the years indicated

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(3)	In 2016, 0.07% of the Fund's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.
(4)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	35

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Six Months Ended April 30, 2021 (Unaudited)		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.81		$12.95	$13.55	$14.50	$12.70		$15.10
Income from investment operations:
Net investment income/(loss)*	(0.03)		(0.09)	(0.06)	0.01	(0.02)		(0.23)
Net realized and unrealized gain/(loss) on investments	4.73		1.27	1.15	0.41	3.06		(0.84)
Total Income/(Loss) from Investment Operations	4.70		1.18	1.09	0.42	3.04		(1.07)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.76)		(0.60)	–	–	(0.13)		–
Net realized gains	–		(0.72)	(1.34)	(1.50)	–		(0.90)
Tax return of capital	–		–	–	–	(1.11)		(0.43)
Total Distributions to Common Shareholders	(0.76)		(1.32)	(1.34)	(1.50)	(1.24)		(1.33)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–		–	(0.35)	0.13	(0.00	)(1)	–
Total Capital Share Transactions	–		–	(0.35)	0.13	(0.00	)(1)	–
Net asset value - end of period	$16.75		$12.81	$12.95	$13.55	$14.50		$12.70
Market price - end of period	$15.93		$10.78	$11.77	$13.21	$13.66		$10.69

Total Investment Return - Net Asset Value:(2)	37.64%		11.47%	9.40%	3.99%	25.99%		(5.36	)%(3)
Total Investment Return - Market Price:(4)	55.55%		3.21%	1.99%	7.62%	41.01%		(6.90)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$221,648		$169,542	$171,337	$149,379	$255,870		$224,187
Ratios to average net assets attributable to common shareholders:
Total expenses	2.54	%(5)	3.23%	3.94%	3.63%	3.14%		4.21%
Total expenses excluding interest expense and dividends on short sales expense	2.01	%(5)	2.20%	2.18%	2.13%	2.21%		2.59%
Net investment income/(loss)	(0.41	)%(5)	(0.70)%	(0.45)%	0.06%	(0.14)%		(1.70)%
Portfolio turnover rate(6)	96%		256%	297%	115%	141%		182%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$107,500		$92,000	$84,500	$85,000	$113,000		$113,000
Asset Coverage Per $1,000	$3,062		$2,843	$3,028	$2,757	$3,264		$2,984

See Notes to the Financial Statements.

36	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the years indicated

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(3)	In 2016, 0.07% of the Fund's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.
(4)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	37

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Six Months Ended April 30, 2021 (Unaudited)		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.48		$10.56	$10.63	$12.09	$11.07		$12.92
Income from investment operations:
Net investment loss*	(0.04)		(0.08)	(0.04)	(0.01)	(0.02)		(0.15)
Net realized and unrealized gain/(loss) on investments	3.62		1.07	1.03	(0.35)	2.11		(0.54)
Total Income/(Loss) from Investment Operations	3.58		0.99	0.99	(0.36)	2.09		(0.69)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.61)		(0.71)	–	–	(0.14)		–
Net realized gains	–		(0.14)	(0.71)	(0.76)	–		(0.18)
Tax return of capital	–		(0.22)	(0.35)	(0.45)	(0.93)		(0.98)
Total Distributions to Common Shareholders	(0.61)		(1.07)	(1.06)	(1.21)	(1.07)		(1.16)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–		–	–	0.11	(0.00	)(1)	–
Total Capital Share Transactions	–		–	–	0.11	(0.00	)(1)	–
Net asset value - end of period	$13.45		$10.48	$10.56	$10.63	$12.09		$11.07
Market price - end of period	$13.02		$8.84	$9.19	$9.56	$11.42		$9.04

Total Investment Return - Net Asset Value:(2)	35.06%		11.91%	11.08%	(1.78)%	20.99%		(3.48)%
Total Investment Return - Market Price:(3)	55.00%		8.46%	7.49%	(6.48)%	39.95%		(9.49)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$433,309		$337,761	$340,278	$342,584	$623,361		$570,931
Ratios to average net assets attributable to common shareholders:
Total expenses	2.68	%(4)	3.42%	4.14%	3.81%	3.23%		4.32%
Total expenses excluding interest expense and dividends on short sales expense	2.15	%(4)	2.35%	2.33%	2.26%	2.27%		2.73%
Net investment loss	(0.55	)%(4)	(0.73)%	(0.39)%	(0.05)%	(0.16)%		(1.33)%
Portfolio turnover rate(5)	104%		261%	306%	120%	165%		191%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$212,500		$182,500	$178,000	$207,000	$292,000		$292,000
Asset Coverage Per $1,000	$3,039		$2,851	$2,912	$2,655	$3,135		$2,955

See Notes to the Financial Statements.

38	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the years indicated

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(3)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	39

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation: Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker. Futures are valued at settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2021, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$101,080,658	$–	$–	$101,080,658
Preferred Stocks	1,147,360	–	–	1,147,360
Purchased Options	114,456	–	–	114,456
Corporate Bonds	–	19,801,543	–	19,801,543
Convertible Corporate Bonds	–	3,649,289	–	3,649,289
Asset-Backed Securities	–	57,891	–	57,891
Government & Agency Obligations	–	21,001,680	–	21,001,680
Short-Term Investments	3,452,774	–	–	3,452,774
TOTAL	$105,795,248	$44,510,403	$–	$150,305,651

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$1,221,656	$–	$–	$1,221,656
Liabilities
Written Options	(29,700)	–	–	(29,700)
Securities Sold Short
Common Stocks	(4,693,961)	–	–	(4,693,961)
Exchange Traded Funds	(9,312,862)	–	–	(9,312,862)
Total Return Swap Contracts**	–	(192,659)	–	(192,659)
TOTAL	$(12,814,867)	$(192,659)	$–	$(13,007,526)

Semi-Annual Report | April 30, 2021	41

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$14,396,176	$–	$–	$14,396,176
Consumer Discretionary	49,737,178	–	–	49,737,178
Financials	58,690,191	–	–	58,690,191
Health Care	94,520,110	–	3,346,639	97,866,749
Industrials	15,435,349	–	–	15,435,349
Information Technology	63,883,968	–	–	63,883,968
Real Estate	11,978,984	–	–	11,978,984
Purchased Options	1,020,619	–	–	1,020,619
Government & Agency Obligations	–	7,250,240	–	7,250,240
Short-Term Investments	9,518,755	–	–	9,518,755
TOTAL	$319,181,330	$7,250,240	$3,346,639	$329,778,209

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$2,241,673	$–	$–	$2,241,673
Total Return Swap Contracts**	–	863,648	–	863,648
Liabilities
Written Options	(67,500)	–	–	(67,500)
Securities Sold Short
Common Stocks	(9,744,859)	–	–	(9,744,859)
Exchange Traded Funds	(21,763,024)	–	–	(21,763,024)
TOTAL	$(29,333,710)	$863,648	$–	$(28,470,062)

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$23,375,756	$–	$–	$23,375,756
Consumer Discretionary	96,185,058	–	–	96,185,058
Financials	108,643,567	–	–	108,643,567
Health Care	175,878,246	–	8,581,216	184,459,462
Industrials	30,365,562	–	–	30,365,562
Information Technology	120,998,291	–	–	120,998,291
Real Estate	22,846,952	–	–	22,846,952
Purchased Options	2,020,364	–	–	2,020,364
Corporate Bonds	–	28,610,349	–	28,610,349
Convertible Corporate Bonds	–	1,789,060	–	1,789,060
Government & Agency Obligations	–	11,934,857	–	11,934,857
Short-Term Investments	18,173,014	–	–	18,173,014
TOTAL	$598,486,810	$42,334,266	$8,581,216	$649,402,292

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$4,465,400	$–	$–	$4,465,400
Total Return Swap Contracts**	–	1,778,769	–	1,778,769
Liabilities
Written Options	(135,000)	–	–	(135,000)
Securities Sold Short
Common Stocks	(19,596,897)	–	–	(19,596,897)
Exchange Traded Funds	(42,900,339)	–	–	(42,900,339)
TOTAL	$(58,166,836)	$1,778,769	$–	$(56,388,067)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

Semi-Annual Report | April 30, 2021	43

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Asset Type	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021
Common Stocks	$2,576,815	$–	$238,994	$530,830	$–	$–	$–	$3,346,639	$238,994
	$2,576,815	$–	$238,994	$530,830	$–	$–	$–	$3,346,639	$238,994

Clough Global Opportunities Fund

Asset Type	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021
Common Stocks	$6,789,627	$–	$571,137	$1,220,452	$–	$–	$–	$8,581,216	$571,137
	$6,789,627	$–	$571,137	$1,220,452	$–	$–	$–	$8,581,216	$571,137

The following is a summary of valuation techniques and quantitative information used in determining the fair value of each Fund’s Level 3 investments at April 30, 2021:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Premium/(Discount)
Clough Global Equity Fund	Health Care	$2,297,013	Accomplishment & Goals and Index Performance Methods	Transaction Price	N/A
		$1,049,626	Common Stock Equivalent	Transaction Price	N/A

Clough Global Opportunities Fund	Health Care	$6,167,977	Accomplishment & Goals and Index Performance Methods	Transaction Price	N/A
		$2,413,239	Common Stock Equivalent	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

Semi-Annual Report | April 30, 2021	45

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the six months ended April 30, 2021.

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables, if any, are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount, if any, is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Funds engaged in futures contracts during the six months ended April 30, 2021.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the six months ended April 30, 2021, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Semi-Annual Report | April 30, 2021	47

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the six months ended April 30, 2021, Clough Global Equity Fund and Clough Global Opportunities Fund held rights, and Clough Global Dividend and Income Fund did not hold rights. Each Fund held no warrants.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of April 30, 2021:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$1,221,656	(a)
Equity Contracts (Purchased Options)	Investments, at value	114,456
		$1,336,112
Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$2,241,673	(a)
Equity Contracts (Purchased Options)	Investments, at value	1,020,619
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	863,648
		$4,125,940
Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$4,465,400	(a)
Equity Contracts (Purchased Options)	Investments, at value	2,020,364
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	1,778,769
		$8,264,533

	Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Written Options)	Written options, at value	$(29,700)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(192,659)
Total		$(222,359)
Clough Global Equity Fund
Equity Contracts (Written Options)	Written options, at value	$(67,500)
Total		$(67,500)
Clough Global Opportunities Fund
Equity Contracts (Written Options)	Written options, at value	$(135,000)
Total		$(135,000)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statements of Investments. Only the current day's net variation margin is reported within the Statements of Assets and Liabilities.

48	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

The effect of derivatives instruments on each Fund's Statement of Operations for the six months ended April 30, 2021:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$1,281,953	$(1,115,176)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	138,439	(1,333,602)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	3,109,966	(1,539,875)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	302,914	717,784
Total		$4,833,272	$(3,270,869)

Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$2,177,585	$(1,879,513)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(1,966,297)	(3,061,605)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	6,862,539	(2,203,418)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	171,145	1,631,327
Total		$7,244,972	$(5,513,209)

Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$4,375,766	$(3,776,250)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(3,167,852)	(6,119,604)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	13,708,529	(4,372,591)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	146,207	3,262,654
Total		$15,062,650	$(11,005,791)

Semi-Annual Report | April 30, 2021	49

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

The average total return swap contracts notional amount during the six months ended April 30, 2021, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$2,170,031
Clough Global Equity Fund	5,586,338
Clough Global Opportunities Fund	11,254,149

The average monthly notional value of options contracts outstanding during the six months ended April 30, 2021, is noted below for each of the Funds.

Fund	Average Purchased Option Contract Notional Amount	Average Written Option Contract Notional Amount
Clough Global Dividend and Income Fund	$917,297,363	$24,724,128
Clough Global Equity Fund	1,744,906,039	57,417,287
Clough Global Opportunities Fund	3,476,391,197	114,305,756

The average monthly notional value of futures contracts outstanding during the six months ended April 30, 2021, is noted below for each of the Funds.

Fund	Average Futures Contracts Notional Amount
Clough Global Dividend and Income Fund	$347,504,538
Clough Global Equity Fund	600,800,900
Clough Global Opportunities Fund	1,207,715,823

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

50	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2021.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Equity Fund
Total Return Swap Contracts	$863,648	$–	$863,648	$–	$–	$863,648
Total	$863,648	$–	$863,648	$–	$–	$863,648

Clough Global Opportunities Fund
Total Return Swap Contracts	$1,778,769	$–	$1,778,769	$–	$–	$1,778,769
Total	$1,778,769	$–	$1,778,769	$–	$–	$1,778,769

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$192,659	$–	$192,659	$–	$(192,659)	$–
Total	$192,659	$–	$192,659	$–	$(192,659)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statements of Investments.

Semi-Annual Report | April 30, 2021	51

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of April 30, 2021 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Clough Global Dividend and Income Fund
	Blackstone Holdings Finance Co. LLC	0.55%	1/22/2021	500,000	$557,557	$545,708
	Carvana Co.	0.52%	11/16/2020	500,000	504,590	515,625
	Carvana Co.	1.05%	9/25/2020	1,000,000	988,218	1,039,810
	Melco Resorts Finance, Ltd.	0.27%	9/21/2020	250,000	260,182	269,229
	Nationstar Mortgage Holdings, Inc.	0.50%	3/16/2021	500,000	501,238	495,455
	Sunac China Holdings, Ltd.	0.79%	1/16/2020	750,000	781,003	785,250
	Teladoc Health, Inc.	0.79%	5/18/2020	700,000	721,272	786,187
	Times China Holdings, Ltd.	0.11%	11/6/2019	111,111	111,218	111,454
	Trinity Capital, Inc.	0.60%	1/9/2020	22,400	560,000	591,920
Total		5.18%			$4,985,278	$5,140,638

Clough Global Equity Fund
	Amphivena Therapeutics, Inc., Series C	0.65%	4/8/2019 8/8/2019 -	334,425	$1,199,997	$1,431,065
	Arcellx, Inc., Series B	0.40%	12/22/2020	421,845	731,625	884,609
	Arcellx, Inc., Series C	0.07%	3/26/2021	78,692	165,017	165,017
	Centrexion Therapeutics Corp.	0.02%	3/19/2019	4,336	48,741	52,843
	Centrexion Therapeutics Corp.	0.37%	12/18/2017	66,719	701,250	813,105
Total		1.51%			$2,846,630	$3,346,639

Clough Global Opportunities Fund
	Amphivena Therapeutics, Inc., Series C	0.77%	4/8/2019 8/8/2019 -	780,326	$2,799,997	$3,339,155
	Arcellx, Inc., Series B	0.47%	12/22/2020	969,881	1,682,109	2,033,841
	Arcellx, Inc., Series C	0.09%	3/26/2021	180,924	379,398	379,398
	Centrexion Therapeutics Corp.	0.04%	3/19/2019	14,166	159,240	172,641
	Centrexion Therapeutics Corp.	0.61%	12/18/2017	217,952	2,290,759	2,656,181
	Sunac China Holdings, Ltd.	0.54%	1/16/2020	2,250,000	2,343,009	2,355,750
	Times China Holdings, Ltd.	0.08%	11/6/2019	333,333	333,654	334,362
Total		2.60%			$9,988,166	$11,271,328

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the six months ended April 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2021, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

52	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies remained in effect through July 2019. Effective August 2019, as approved by each Fund’s Board, each Fund paid monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Effective January 1, 2020, the Funds' managed distribution policy was revised to set the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund's adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year. Until July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

Semi-Annual Report | April 30, 2021	53

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

2. FEDERAL INCOME TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during the year ended October 31, 2020, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund October 31, 2020	$1,651,697	$–	$8,511,559	$10,163,256
Clough Global Equity Fund October 31, 2020	$7,857,353	$9,579,556	$–	$17,436,909
Clough Global Opportunities Fund October 31, 2020	$22,599,834	$4,666,647	$7,249,086	$34,515,567

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2021, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)(a)	$27,317,066	$64,086,689	$122,815,252
Gross depreciation (excess of tax cost over value)(a)	(6,776,950)	(16,722,178)	(33,415,231)
Net unrealized appreciation	$20,540,116	$47,364,511	$89,400,021
Cost of investments for income tax purposes	$357,338,191	$662,510,432	$1,328,112,379

(a)	Includes appreciation/(depreciation) on securities sold short.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016. The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

54	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

On October 13, 2017, the Funds commenced tender offers which expired on November 10, 2017. Each Fund’s tender offer was oversubscribed, and as a result, Clough Global Equity Fund and Clough Global Opportunities Fund purchased 37.5% of its respective outstanding common shares of beneficial interest and Clough Global Dividend and Income Fund purchased 32.5% of its outstanding common shares of beneficial interest. A total of 4,998,066, 10,052,547 and 31,646,419 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, were properly tendered and not withdrawn. The Funds accepted 3,373,469, 6,615,414 and 19,334,647 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for cash payment totaling $49,421,321, $95,394,270 and $232,209,110 at a purchase price of $14.65, $14.42 and $12.01 per common share for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, which is 98.5% of the net asset value per common share determined as of the close of the regular trading session of the NYSE on November 13, 2017. Accordingly, on a pro rata basis, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund accepted approximately 67%, 66% and 61%, respectively, of the shares properly tendered.

In a rights offering that expired on August 23, 2019, Clough Global Dividend and Income Fund shareholders exercised rights to purchase 1,401,287 shares at $10.42 per share for proceeds, net of expenses of $176,000, of $14,425,411. The subscription price of $10.42 per share was established on August 23, 2019, which represented 85% of the reported net asset value on August 23, 2019.

In a rights offering that expired on August 23, 2019, Clough Global Equity Fund shareholders exercised rights to purchase 2,205,138 shares at $11.24 per share for proceeds, net of expenses of $203,000, of $24,582,751. The subscription price of $11.24 per share was established on August 23, 2019, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding August 23, 2019.

Transactions in common shares were as follows:

	Clough Global Dividend and Income Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Common Shares Outstanding - beginning of period	8,407,724	8,407,724
Common Shares Issued as reinvestment of dividends	7,316	–
Common Shares Outstanding - end of period	8,415,040	8,407,724

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Common Shares Outstanding - beginning of period	13,230,829	13,230,829
Common Shares Outstanding - end of period	13,230,829	13,230,829

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Common Shares Outstanding - beginning of period	32,224,412	32,224,412
Common Shares Outstanding - end of period	32,224,412	32,224,412

Semi-Annual Report | April 30, 2021	55

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the six months ended April 30, 2021, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$84,244,467	$77,288,936	$20,293,437	$26,342,074
Clough Global Equity Fund	255,231,493	233,621,369	36,247,484	52,689,707
Clough Global Opportunities Fund	537,831,410	475,731,753	76,729,906	123,638,333

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, interest, dividend expenses tied to short sales, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, certain expenses related to regulatory filings and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On April 30, 2021, the pledged collateral was valued at $90,244,755, $218,761,605 and $435,532,426 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $50,500,000, $107,500,000 and $212,500,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the six ended April 30, 2021, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $50,500,000, $101,972,376 and $201,588,398, respectively, and the average interest rate for the borrowings was 0.91%. As of April 30, 2021, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $50,500,000, $107,500,000 and $212,500,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on April 30, 2021, was 0.88%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

56	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2021 (Unaudited)

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of April 30, 2021, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $39,657,504, $85,710,169 and $174,182,876, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the six months ended April 30, 2021.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Prior to 2021, it is expected that market participants will focus on the transition mechanisms by which references to LIBOR in existing contracts or instruments may be amended. When LIBOR is discontinued, the successor reference rate may be lower or higher than market expectations. This may cause the Funds to pay more or less interest on borrowings and could impact the Funds’ performance or NAV.

7. SUBSEQUENT EVENT

On May 10, 2021, the Boards of GLV, GLQ, and GLO authorized and set terms of an offering to each Funds shareholders of rights to purchase additional shares of the Funds. Shareholders on a record date to be established by each Fund's Board would be issued transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. Each Fund anticipates that the offering will commence in May 2021 and will continue for approximately 30 days. The rights offering is subject to the effectiveness of each Fund's registration statement filed with the U.S. Securities and Exchange Commission.

Semi-Annual Report | April 30, 2021	57

Clough Global Funds	Dividend Reinvestment Plan

April 30, 2021 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

58	www.cloughglobal.com

Clough Global Funds	Additional Information

April 30, 2021 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the period ended April 30, 2021				% Breakdown of the Total Cumulative Distributions for the period ended April 30, 2021
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.0734	$–	$0.5150	$0.5884	12.47%	–	87.53%	100.00%
Clough Global Equity Fund	$–	$0.7572	$–	$0.7572	–	100.00%	–	100.00%
Clough Global Opportunities Fund	$–	$0.6142	$–	$0.6142	–	100.00%	–	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Semi-Annual Report | April 30, 2021	59

Clough Global Funds	Investment Advisory Agreement Approval

April 30, 2021 (Unaudited)

On April 15, 2021, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met to, among other things, review and consider the renewal of the Investment Advisory Agreements between each Fund and Clough (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”). During their review of each Advisory Agreement, the Trustees, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough’s materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to the Funds to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). It was also noted that the 15(c) Materials were extensive, and included information relating to: each Fund’s investment results, portfolio composition, advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement. In addition, the Independent Trustees considered information provided to them at prior Board meetings in presentations from Clough Capital representatives.

The Board considered the organizational structure and business operations of Clough. The Board also considered the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio managers, Charles I. Clough, Jr. and Robert Zdunczyk, (collectively, the “Portfolio Managers”), emphasizing that each of the Portfolio Managers had substantial experience as an investment professional. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the Portfolio Managers, and their satisfaction with the expertise of Clough and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough other than the Funds. The Board also considered the adequacy of Clough’s facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board considered the terms of the Advisory Agreements, pursuant to which Clough receives a fee of 0.70%, 0.90% and 1.00% based on the average daily total assets of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. The Trustees considered the fees charged by Clough to other clients for which it provides comparable service, Clough’s balance sheet for the year ended December 31, 2020, and a profit and loss analysis as it relates to Clough’s advisory business.

The Board considered Clough’s procedures relating to compliance and oversight, a copy of which was included in the Board materials. The Board further considered information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds. The Board considered that the materials contained information regarding Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity crimes. The Board also considered information related to Clough’s trading activities and how Clough monitors best execution. The Board considered the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board considered that, other than soft dollar arrangements, Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other investment companies (each, an “Expense Group”), which had been prepared by Strategic Insight, an Asset International Company (“Strategic Insight”). The Board also considered information in the Strategic Insight report regarding each Fund’s investment performance as well as comparisons of each Fund’s performance with the performance during similar periods of other funds in its Expense Group and comparisons of cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Expense Group, and related matters.

The Board took into consideration that the Funds may be unique in the registered fund marketplace and that Strategic Insight had a difficult time presenting a large peer group for comparison. For each Fund, the Board considered fees from other leveraged closed-end investment companies that Strategic Insight classified as “global funds” (as well as funds that Clough recommended be included) versus Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s fees as part of the expense group (the “Expense Group”). The Board considered the extent to which each Fund utilizes leverage and short sales, thereby increasing its investment-related expenses and concluded that the use of leverage and short sales is an important part of each Fund’s investment strategy to attempt to meet each Fund’s investment objective. The Board also considered that investment related expenses should be viewed as operational in nature and should not be considered a management expense. The Board further considered that Strategic Insight defined investment related expenses to include, but not be limited to, dividends on securities sold short, interest expense, reverse repurchase agreements, swaps, tender costs, and auction fees.

60	www.cloughglobal.com

Clough Global Funds	Investment Advisory Agreement Approval

April 30, 2021 (Unaudited)

For GLV, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from GLV’s low of 0.700% to 1.105%. For GLV, the Board also considered that as reported by Strategic Insight, the net total expense ratio for the Expense Group on managed assets, excluding investment related expenses, ranged from the low of 1.387% to 1.894%, with a median of 1.611% and GLV at 1.894%.

For GLQ, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.700% to 1.000%, with GLQ at 0.900%. For GLQ, the Board also considered that as reported by Strategic Insight, the net total expense ratio for the Expense Group on managed assets, excluding investment related expenses, ranged from 1.387% to 2.199%, with a median of 1.750% and GLQ at 2.199%.

For GLO, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.700% to 1.105%, with GLO at 1.000%. For GLO, the Board also considered that as reported by Strategic Insight, the net total expense ratio for the Expense Group on managed assets, excluding investment related expenses, ranged from 1.387% to 2.352%, with a median of 1.631% and GLO at 2.352%.

The Trustees took into consideration each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended February 21, 2021.

•	For GLV, the one year net total return performance data for GLV’s Expense Group ranged from a high of 47.18% to a low of -3.20% with a median of 12.07%. GLV’s performance was 9.84%.

•	For GLQ, the one year net total return performance data for GLQ’s Expense Group ranged from a high of 52.38% to a low of 1.01% with a median of 12.07%. GLQ’s performance was 46.07%.

•	For GLO, the one year total return performance data for GLO’s Expense Group ranged from a high of 45.04% to a low of 1.01% with a median of 12.07%. GLO’s performance was 45.04%.

The Trustees also considered each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended December 31, 2020.

•	For GLV, the 2020 annual net total return performance data for GLV’s Expense Group ranged from a high of 29.51% to a low of -10.52% with a median of 8.46% and GLV at 8.46%.

•	For GLQ, the 2020 annual net total return performance data for GLQ’s Expense Group ranged from a high of 34.65% to a low of -13.27% with a median of 3.38% and GLQ at 34.65%.

•	For GLO, the 2020 annual net total return performance data for GLO’s Expense Group ranged from a high of 35.63% to a low of -6.61% with a median of 3.46% and GLO at 35.63%.

The Trustees also considered the profit and loss information on each Fund provided by Clough.

The Independent Trustees met in executive session and with the assistance of legal counsel reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreements and Clough’s profitability.

After executive session, the Board of Trustees of the Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.70% of Clough Global Dividend and Income Fund’s total assets, 0.90% of Clough Global Equity Fund’s total assets and 1.00% of Clough Global Opportunities Fund’s total assets are fair and reasonable for each respective Fund and that the renewal of each Advisory Agreement is in the best interests of each respective Fund and its shareholders.

Semi-Annual Report | April 30, 2021	61

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	Schedule I – Investments in securities of unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1(a) of this form.
(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.
(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13.	Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Dawn Cotten
Dawn Cotten
President/Principal Executive Officer

Date:	July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Dawn Cotten
Dawn Cotten
President/Principal Executive Officer

Date:	July 7, 2021

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer/Principal Financial Officer

Date:	July 7, 2021